UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 28, 2022

(Date of earliest event reported)

VISTA GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	VGZ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Results of Annual General Meeting of Shareholders

On April 28, 2022, Vista Gold Corp. (the “Corporation”) held its annual general and special meeting of shareholders at 10:00 a.m. (PDT). A total of 69,996,655 common shares in the capital of the Company (“Common Shares”) were represented at the meeting, being 59.32% of the Common Shares issued and outstanding on the record date for the meeting.

Detailed results for the ballot votes are as follows:

Election of Directors	Votes For	Votes Withheld/ Abstain	Broker Non- Votes
John M. Clark	43,103,234	755,685	26,252,736
Frederick H. Earnest	43,276,723	582,196	26,252,736
W. Durand Eppler	43,120,336	738,583	26,252,736
Deborah J. Friedman	43,261,020	597,899	26,252,736
C. Thomas Ogryzlo	43,039,607	819,312	26,252,736
Michael B. Richings	41,513,591	2,345,328	26,252,736
Tracy A. Stevenson	43,142,750	716,169	26,252,736

Proposal	Votes For	Withheld/ Abstain	Against	Broker Non- Votes
Approve Appointment of Plante & Moran, PLLC	69,667,675	443,980	0	0

Proposal	Votes For	Withheld/ Abstain	Against	Broker Non- Votes
Advisory Vote on Executive Compensation	40,083,606	807,358	2,967,955	26,252,736

Proposal	Votes For	Withheld/ Abstain	Against	Broker Non- Votes
Approve All Unallocated Awards Under the Corporation’s Long Term Equity Incentive Plan	41,659,311	804,373	1,395,235	26,252,736

Proposal	Votes For	Withheld/ Abstain	Against	Broker Non- Votes
Approve All Unallocated Awards Under the Corporation’s Deferred Stock Unit Plan	41,694,075	793,336	1,371,508	26,252,736

All nominees for election to the Corporation’s Board of Directors were elected to the Board of Directors and will serve until the Corporation’s 2023 annual meeting of shareholders or until successors are duly elected and qualified. In addition, at the Meeting, shareholders appointed Plante & Moran, PLLC as auditors of the Company, and passed ordinary resolutions to approve, on an advisory basis, the compensation of the Corporation’s Named Executive Officers, and to approve all unallocated awards under the Corporation’s Long Term Equity Incentive Plan, and all unallocated awards under the Corporation’s Deferred Share Unit Plan.

Item 7.01  Regulation FD

On April 28, 2022, the Registrant issued a press release announcing the voting results from its annual general and special meeting of shareholders held on Thursday, April 28, 2022 in Littleton, Colorado.

A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Exhibits

99.1	Press Release dated April 28, 2022*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)

Dated: April 28, 2022	By:	/s/ Frederick H. Earnest
Frederick H. Earnest
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 28, 2022*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.